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                                                                    EXHIBIT 10.5

                         REGISTRATION RIGHTS AGREEMENT


     AGREEMENT, dated as of the ____ day of December 1997, between the person whose name and address appears on the signature page hereto (individually, a "Holder" or, collectively with the holders of the Units issued in the Offering, each as defined below, the "Holders") and Amedisys, Inc., a Delaware corporation having its principal executive office at 3029 S. Sherwood Forest Blvd., Suite 300, Baton Rouge, Louisiana 70816 (the "Company").

     WHEREAS, simultaneously or in connection with the execution and delivery of this Agreement, the Holders are purchasing from the Company in a private offering (the "Offering") pursuant to a Confidential Private Term Sheet (the "Term Sheet") an aggregate of up to eighty (80) units (the "Units") each Unit consisting of ten thousand (10,000) shares (the "Preferred Shares") of convertible preferred stock, par value $.001 per share, of the Company;

     WHEREAS, each of the Preferred Shares is convertible into a number of shares of common stock, par value $.001 per share, of the Company (the "Conversion Shares") equal to the face value of the Preferred Shares ($10.00) divided by 88% (the "Conversion Factor") of the average closing sale price of the Common Stock for the 15 trading days immediately prior to an initial closing of the Offering.

     WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Conversion Shares;

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the shares of Common Stock, Conversion Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security, or (iii) it has ceased to be outstanding. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this
Article 1.

     2. AUTOMATIC REGISTRATION.

     (a) The Company shall prepare and file with the Commission, within 30 days following the final closing of the Offering (the "Final Closing"), at the sole expense of the Company, in respect of all holders of Registrable Securities, a Registration Statement so as to permit a public offering and sale of the Registrable Securities. The Company
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shall use its best efforts to cause the Registration Statement to become effective within four months following the Final Closing.

     (b) If the Registration Statement is not declared effective by the Commission within four months following the Final Closing, then, commencing on the first day of the fifth month following the Final Closing, the Conversion Factor (as defined in the Term Sheet) shall decrease by .5% on the first day of each month that any of the Registrable Securities continue not to be publicly tradeable pursuant to an effective Registration Statement under the Act (e.g., the Conversion Factor will decrease to 87.5% and 87% on the first day of the fifth and sixth month, respectively, following the Final Closing) and the Company will continue to use its best efforts to cause the Commission to declare the effectiveness of the Registration Statement as to permit the public trading of the Registrable Securities pursuant thereto.

     (c) Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold or (ii) the date that all holders of Registrable Securities receive an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144(k) promulgated under the Securities Act or otherwise.

     3. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

     (a) If any stop order shall be issued by the Commission in connection with the Registration Statement or, following its effectiveness, the Company will use its best efforts to obtain the removal of such order. Following the effective date of a Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request.

     (b) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Article 2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

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     (c) The Company will use reasonable efforts to  qualify or register the
Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

      (d) Nothing contained in this Agreement shall be construed as requiring any Holder to convert its Preferred Shares prior to the initial filing of any Registration Statement or the effectiveness thereof.

      4. ADDITIONAL TERMS.

      (a) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by any Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this Section 5(a) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent Prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale.

      (b) If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

      (c) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall

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impose upon the Holder any obligation to sell the Holder's Registrable
Securities, except as may be required in accordance with Section 2 hereof.

      (d) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

     (e) If the Company fails to keep the Registration Statement referred to in
Article 2 above continuously effective during the requisite period, then the Company shall use its best efforts to promptly update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

      5. PROHIBITION ON SALES. The Holders agree that they will not sell, transfer, pledge, hypothecate or otherwise dispose of the Preferred Shares or Conversion Shares pursuant to the Registration Statement or otherwise until 120 days following the Final Closing. The Company agrees to provide to each Holder written notice of the date of the Final Closing within 60 days following the Final Closing.

      6. GOVERNING LAW.

      (a) The Registrable Securities will be, if and when issued, delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New York, without giving effect to the choice of law rules thereof.

      (b) The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or such Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or the Holder mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding. Each of the Company and the Holder waived trial by jury in any action to enforce the Holder's rights hereunder.

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      7. AMENDMENT. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

      8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      10. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

     If to the Holder, to his or her address set forth on the signature page of this Agreement.


     If to the Company, to the address set forth on the first page of this Agreement.

      11. BINDING EFFECT; BENEFITS. The Holder may not assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

      12. HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      13. SEVERABILITY. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                              AMEDISYS, INC.


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                              HOLDER:
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